Income Taxes (Details 1) - USD ($)	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets:
Allowance for doubtful accounts	$ 164,950	$ 252,780
Inventories	20,180	26,716
Loss carried forward	7,851	6,924
Deferred Income	326,782	299,155
Total deferred tax assets	519,763	585,575
Deferred tax liabilities:
Others
Total deferred tax liabilities
Less: Valuation Allowance	(5,958)	(6,923)
Net deferred tax assets	$ 513,805	$ 578,652